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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 22, 2008
                Date of Report (Date of earliest event reported)

                                 CNB CORPORATION
             (Exact name of registrant as specified in its charter)

            Michigan                033-00737         38-2662386
(State or other jurisdiction of   (Commission    (I.R.S. Employer
 incorporation or organization)   file number)   Identification No.)

                    303 North Main Street, Cheboygan MI 49721
          (Address of principal executive offices, including Zip Code)

                                 (231) 627-7111
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

In connection with the action taken by the United States Treasury Department and the Federal Housing Finance Agency with respect to the Federal Home Loan Mortgage Corporation ("Freddie Mac"), CNB Corporation (the "Company") announced today that in the third quarter 2008 it will record other-than-temporary impairment and take a non-cash charge to earnings for its investments in Money Market Preferred investments backed by Freddie Mac. The Company's wholly-owned bank subsidiary, Citizens national Bank (the "Bank"), owns a money market preferred investment in Freddie Mac at a cost of $2 million. As a result of the action taken to place Freddie Mac in conservatorship, dividends for these securities have been suspended and the market value of these securities has decreased substantially. The Company will report the effects of the decrease in value in its quarterly report for the period ended September 30, 2008. The Company, including its subsidiary bank, does not hold any common or any other equity securities issued by Freddie Mac. We do not anticipate that the loss will affect the Company's "well-capitalized" status for all regulatory capital ratios.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 Message to shareholders of CNB Corporation dated September 22, 2008

FORWARD-LOOKING STATEMENTS

When used in this filing and in future filings involving the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases, "anticipate," "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "project," "intends" or similar expressions are intended to identify, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including but not limited to changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, and competition, all or some of which could cause actual results to differ materially from historical earnings and those presently anticipated or projected.

The Company does not undertake-and specifically declines any obligation- to publically release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNB Corporation
                                        (Registrant)


                                        /s/ Susan A. Eno
                                        ----------------------------------------
                                        Susan A. Eno
                                        President and Chief Executive Officer

Dated: September 22, 2008